UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 6, 2010 (April 5, 2010)

METALS USA HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-146181 (Commission File Number)	20-3779274 (I.R.S. Employer Identification No.)

2400 E. Commercial Blvd., Suite 905

Fort Lauderdale, Florida  33308

(Address of principal executive offices) (Zip Code)

(954) 202-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.       Material Modifications to Rights of Security Holders.

On April 5, 2010, Metals USA Holdings Corp., a Delaware corporation (the “Company”), filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State in connection with a 1.7431-for-1 stock split (the “Stock Split”) of the Company’s common stock, $0.01 par value (the “Common Stock”).  Both the Amended and Restated Certificate of Incorporation and Stock Split were effective on April 5, 2010.  The amendment to the Certificate of Incorporation and the Stock Split were approved by the Company’s Board of Directors and stockholders on March 19, 2010.

Pursuant to the Stock Split, on April 5, 2010, the Company made a distribution of 0.7431 share of Common Stock, paid in Common Stock, on each issued and outstanding share of Common Stock of the Company to holders of record as of the close of business on April 1, 2010.  Shares of Common Stock were rounded up to the nearest whole number in lieu of fractional shares.

Each stockholder’s percentage ownership in the Company and proportional voting power remained unchanged after the Stock Split, except for minor changes and adjustments resulting from the treatment of fractional shares.

In addition to the Stock Split, and among other things, the Company’s Amended and Restated Certificate of Incorporation effects an increase in the total number of shares of all classes of stock that the Company will be authorized to issue to 150,000,000 shares, of which 140,000,000 will be Common Stock and 10,000,000 will be preferred stock, $0.01 par value.  This description does not purport to be complete and is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.03.       Amendment to Articles of Incorporation or Bylaws.

                        Please see the disclosure set forth under Item 3.03 regarding the amendment to the Company’s Certificate of Incorporation, which is incorporated by reference into this Item 5.03.

Item 9.01.       Financial Statements and Exhibits

            (d)       Exhibits.

3.1       Amended and Restated Certificate of Incorporation of Metals USA Holdings Corp.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 6, 2010

METALS USA HOLDINGS CORP.

By:  /s/ William A. Smith II

Name:   William A. Smith II

Title:     Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Metals USA Holdings Corp.